UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2005

DATATRAK International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20699	34-1685364
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6150 Parkland Boulevard, Mayfield Hts., Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-443-0082

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2005, DATATRAK International, Inc. (the "Company") issued a press release relating to the Company’s earnings for the three and twelve months ended December 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

In addition, on February 10, 2005, the Company held an earnings conference call relating to its financial results for the three and twelve months ended December 31, 2004. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release, dated February 10, 2005.

Exhibit 99.2 Transcript of February 10, 2005 earnings conference call.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK International, Inc.

February 14, 2005	By:	/s/ Terry C. Black

Name: Terry C. Black
Title: Vice-President, Finance

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 10, 2005
99.2	Transcript of February 10, 2005 earnings conference call